UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 28, 2004



                                COLUMBIA BANCORP
             (Exact name of registrant as specified in its chapter)



          Oregon                        0-27938                 93-1193156
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)


                                 (541) 298-6649
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7. Exhibits.

(c) Exhibits

99.1     Press Release dated January 28, 2004.

Item 9.  Regulation FD Disclosure.

The information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. On January 28, 2004, Columbia Bancorp (NASDAQ: "CBBO") issued a press release announcing its 2003 fourth quarter and year-end results. A copy of the press release, including unaudited financial information released as a part thereof, is attached as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  January 28, 2004     /s/ Roger L. Christensen
                             ---------------------------------
                             Roger L. Christensen, President and Chief Executive
                             - Columbia River Bank; President and Chief
                             Executive Officer - Columbia Bancorp
Dated:  January 28, 2004
                             /s/ Greg B. Spear
                             ---------------------------------
                             Greg B. Spear, Executive Vice President, Chief
                             Financial Officer - Columbia River Bank; and Chief
                             Financial Officer - Columbia Bancorp